SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



      Date of Report (Date of earliest event reported): February 26, 2001


                        EuroTelecom Communications, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                                                 87-0409699
-------------------------                                 ---------------------
(State or other jurisdic-                                   (I.R.S. Employer
 tion of incorporation or                                  Identification No.)
 organization)


                                     0-27673
                            (Commission File Number)


Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD
(Address of principal executive offices)         (U.K.Postal Code)
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Registrant's telephone number, including area code: 011 44 1709 874 600
                                                    -------------------


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Item 5.  Other Events
---------------------

On February 26, 2001, EuroTelcom Communications, Inc. issued the press release attached hereto as Exhibit 99.



Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 99 Press Release, dated February 26, 2001.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 26, 2001


                                      EUROTELECOM COMMUNICATIONS, INC.
                                      (Registrant)



                                      By: /s/ Philip Derry
                                          -----------------------------
                                          Name: Philip Derry
                                          Title: Chief Executive

                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.             Description
  ---             -----------

99                Press Release, dated February 26, 2001.